UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2007

FIRST UNITED ETHANOL, LLC
 (Exact name of registrant as specified in its charter)

Georgia	333-130663	20-2497196
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4615 Back Nine Road, Pelham, Georgia	31779
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 522-2822

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

First United Ethanol, LLC (“FUEL”) entered into a Loop Track Construction Contract (“Contract”) with Railworks Track Systems, Inc. (“Railworks”) on September 12, 2007. Pursuant to the terms of the Contract, Railworks shall provide services to FUEL to commence and complete the proposed loop track serving FUEL. Pursuant to the Contract, FUEL will pay a sum of $708,032 for the construction services.

Item 9.01 Financial Statements and Exhibits

(a) None.

(b) None.

(c) None.

(d)

Exhibit No.	Description
99.1	Loop Track Construction Contract dated September 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED ETHANOL, LLC

September 18, 2007	/s/ Anthony J. Flagg

Date	Anthony J. Flagg, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Loop Track Construction Contract dated September 12, 2007.